SUPPLEMENT DATED FEBRUARY 16, 2012
To the variable annuity prospectus of:

Allianz ConnectionsSM
Dated January 3, 2012, as supplemented January 23 & February 3, 2012, for Contracts issued on or after May 2, 2011
ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B (collectively, “Allianz Life”)
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	Effective February 16, 2012 for Allianz ConnectionsSM Contracts issued on or after May 2, 2011

If your Allianz Connections SM variable annuity Contract includes Income Protector, on the first Quarterly Anniversary that occurs on or after May 8, 2012 we will increase your current rider charge as follows:

Benefit	Available From	Available Through	Change to Current Rider Charge
Income Protector (01.12)	January 23, 2012	April 29, 2012	From 1.10% to 1.20% for both single and joint Lifetime Plus Payments
Income Protector (05.11)	May 2, 2011	January 22, 2012	From 1.10% to 1.20% for single Lifetime Plus Payments and from 1.25% to 1.35% for joint Lifetime Plus Payments

In addition, the following information replaces the information on page 74 in Appendix C – Previous Version of Income Protector and Investment Protector. For Income Protector (05.11) the current rider charge is stated as 1.05% for single Lifetime Plus Payments and it should be 1.10%, and for joint Lifetime Plus Payments the current rider charge is stated as 1.20% and it should be 1.25%.

PRO-011-0511
(CNT-062-WW)